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Exhibit 1.1

[Number of Shares]

KENEXA CORPORATION

Common Stock

UNDERWRITING AGREEMENT

CREDIT SUISSE SECURITIES (USA) LLC
COWEN & CO., LLC
CIBC WORLD MARKETS, CORP.
WILLIAM BLAIR CAPITAL PARTNERS
JMP SECURITIES LLC
NEEDHAM & CO., LLC
BOENNING & SCATTERGOOD, INC

c/o
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629

c/o
Cowen & Co., LLC
1221 Avenue of the Americas
New York, New York 10020

As Representatives of the Several Underwriters

Dear Sirs:

        1.     Introductory. Kenexa Corporation, a Pennsylvania corporation ("Company") proposes to issue and sell [            ] shares of its common stock, $0.01 par value per share ("Securities") and [    ] (collectively, the "Management Selling Shareholders"), and [    ], (collectively, the "Third-Party Selling Shareholders", and together with the Management Selling Shareholders, the "Selling Shareholders"), propose severally to sell an aggregate of [            ] outstanding shares of the Securities (such [            ] shares of Securities being hereinafter referred to as the "Firm Securities"). The Selling Shareholders also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than [            ] additional outstanding shares of the Company's Securities, as set forth below (such [            ] additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities." The Company and the Selling Shareholders hereby agree with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

        2.     Representations and Warranties of the Company and the Selling Shareholders. (a) The Company and the Management Selling Shareholders jointly and severally represent and warrant to, and agree with, the several Underwriters that:

          (i)    A registration statement (No. 333-                        ) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." "Registration Statement" without reference to a time means the Registration Statement as of its Effective Time. "Registration Statement" as of any time means the initial registration statement and any additional registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and any prospectus deemed or retroactively deemed to be a part thereof that has not been superseded or modified. For purposes of the previous sentence, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Registration Statement as of the time specified in Rule 430A. "Statutory Prospectus" as of any time means the prospectus included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any prospectus deemed to be a part thereof that has not been superseded or modified. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act. "Prospectus" means the Statutory Prospectus that discloses the public offering price and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act. "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g). "General Use Issuer Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in a schedule to this Agreement. "Limited Use Issuer Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. "Applicable Time" means [    ]:00 [a/p]m (Eastern time) on the date of this Agreement.

          (ii)   If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the

  Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

          (iii)  At the time of filing the Registration Statement and (ii) at the date of this Agreement, the Company was not and is not an "ineligible issuer," as defined in Rule 405, including (x) the Company or any other subsidiary of the Company in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

          (iv)  As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time and, the Statutory Prospectus, the documents set forth on Schedule [    ] attached to this Agreement, all considered together (collectively, the "General Disclosure Package"), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

          (e)   Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies Credit Suisse Securities (USA) LLC ("Credit Suisse") and Cowen & Co., LLC ("Cowen") as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify Credit Suisse and Cowen and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

          (v)   The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Pennsylvania, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify, be in good standing, or have such power or authority would not have, individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

          (vi)  Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify, be in good standing, or have such power or authority would not have, individually or in the aggregate, a Material Adverse Effect. The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other legal entities: Kenexa Technology, Inc. (100%), Kenexa Limited (100%), Kenexa Technologies Private Limited (100%), Devon Royce, Inc. (100%), Kenexa Care, Inc. (100%), Nextworx, Inc. (100%), and Webhire, Inc. (100%); all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary except to the extent set forth in the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

          (vii) The Company has an authorized capitalization as set forth in the Prospectus under the "Actual" column of the table set forth under the heading "Capitalization." The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Prospectus. The Shareholders of the Company have no preemptive rights with respect to the Securities. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

          (viii) Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (ix)  Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

          (x)   The Securities are listed on the Nasdaq Stock Market's National Market under the symbol "KNXA".

          (xi)  No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws, the National Association of Securities Dealers, Inc. ("NASD") and the Nasdaq National Market in connection with the purchase and distribution of the Offered Securities by the Underwriters.

          (xii) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

          (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

          (xiv) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects; and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases; in each case that are material to the business of the Company and its subsidiaries take as a whole and in each case free from liens, encumbrances and defects that would reasonably be expected to result in a Material Adverse Effect.

          (xv) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess, individually or in the aggregate, would not have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (xvi) No labor dispute with the employees of the Company or any subsidiary exists or, to the Company's knowledge, after reasonable investigation and due and diligent inquiry, including inquiry of the employees and consultants of the subsidiaries who would reasonably be expected to have knowledge of the matter(s) in question ("Knowledge"), is imminent that could reasonably be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

          (xvii) The Company and its subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, know-how, trade secrets and rights (collectively, "Intellectual Property Rights") described in the Prospectus as being owned or licensed by them for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. Except as described in the General Disclosure Package, (i) the Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with any Intellectual Property Rights or franchise right of any person and (ii) no claim has been made against the Company alleging the infringement by the Company or any of its licensees or other third parties of any Intellectual Property Rights or franchise right of any person, except for such as would not have a Material Adverse Effect. Each employee of and consultant to the Company and its subsidiaries has entered into a confidentiality and invention assignment agreement in favor of the Company or its applicable subsidiary as a condition of the employment or retention of services of such employee or consultant, except where failure to enter into such an agreement would not have a Material Adverse Effect. Except for matters relating to third parties expressly identified and named in the General Disclosure Package: (A) there are no rights of third parties to any Intellectual Property Rights owned by or licensed to the Company or any of its subsidiaries that conflict with the rights of the Company or its subsidiaries related to such Intellectual Property Rights, except for any such rights that, singularly or in the aggregate, would not have a Material Adverse Effect; (B) there is no infringement by third parties of any Intellectual Property Rights owned by or licensed to the Company or its subsidiaries that would have a Material Adverse Effect; (C) other than in connection with assertions or inquiries made by patent office examiners in the ordinary course of the prosecution of the patent applications of the Company or its subsidiaries, there is no pending or threatened action, suit, proceeding or other claim by others challenging the rights of the Company or any of its subsidiaries in or to, or the validity or scope of, any Intellectual Property Rights owned by or licensed to the Company or its subsidiaries, except for any such claim that would not have a Material Adverse Effect, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (D) there is no pending or, to the Company's Knowledge, threatened action, suit, proceeding or other claim by others that the Company or any of its subsidiaries, or any of their respective licensees, infringes or otherwise violates, or would infringe or otherwise violate upon commercialization of its products and product candidates described in the Prospectus, any patent, trademark, copyright, trade secret or other proprietary rights of others, and there are no facts that would form a reasonable basis for any such claim by others that the Company or any of its subsidiaries, or any of their respective licensees, infringes or otherwise violates, or would infringe or otherwise violate upon commercialization of its products and product candidates described in the Prospectus, any Intellectual Property Rights of others, e+ xcept, in each case in this clause (D), for any such claims that would not have a Material Adverse Effect; and (E) there is no patent or, to the Company's Knowledge, patent application that contains claims that conflict with any Intellectual Property Rights described in the Prospectus as being owned by or licensed to the Company or any of its subsidiaries or that is necessary for the conduct of their respective businesses as currently or contemplated to be conducted, except for such as would not have a Material Adverse Effect.

          (xviii) Neither the Company nor any of its subsidiaries, as a result of any event caused by or due to the Company of any of its subsidiaries (or, to the best of the Company's Knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable), is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, any of which violation, contamination, liability or claim would individually or in the aggregate have Material Adverse Effect; and to the Knowledge of the Company, there is no pending investigation which might lead to such a claim.

          (xix) Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (xx) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; provided, however, that those financial statements that are unaudited are subject to year-end adjustments and do not contain all footnotes required under GAAP. The financial statements, together with the related notes and schedules, included in the Prospectus comply in all material respects with the Securities Act and the Rules and Regulations thereunder. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Prospectus.

          (xxi) Except as disclosed in the General Disclosure Package, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xxii) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

          (xxiii) Neither the Company nor any of its subsidiaries is, or after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will be, an "investment company" as defined in the Investment Company Act of 1940.

          (xxiv) BDO Seidman, LLP, which has expressed its opinion on the audited financial statements and related schedules included in the Registration Statements and the Prospectus, is an independent registered public accountant as required by the Securities Act and the Rules and Regulations, including Rule 2-01 of Regulation S-X of the Rules and Regulations.

          (xxv) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) above, any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

          (xxvi) Neither the Company nor any of its officers or directors has taken or will take, and the Company has used reasonable efforts to cause each of its affiliates not to have taken or take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

          (xxvii) To the Knowledge of the Company, no "prohibited transaction" as defined under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any "employee benefit plan" as defined in Section 3(3) of ERISA which the Company or any member of the Company's controlled group as defined in Code Section 414(b), (c), (m), or (o) (an "ERISA Affiliate") sponsors or to which the Company or any ERISA Affiliate could have an obligation to contribute (each an "Employee Benefit Plan"). At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, or contributed to any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any "multiemployer plan" as defined in Section 3(37) of ERISA. No Employee Benefit Plan provides or promises retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the Company's Knowledge, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification. The Company does not have any obligations under any collective bargaining agreement with any union and, to the Company's Knowledge, no organization efforts are underway with respect to Company employees.

          (xxviii) The Company and its subsidiaries each (i) has filed all necessary federal, state and foreign income and franchise tax returns, (ii) have paid all federal state, local and foreign taxes due and payable for which it is liable, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the Company's Knowledge, proposed against it, other than those filings, payments or deficiencies that could not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect.

          (xxix) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), except for any such non-compliance as would not, singularly or in the aggregate, have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's Knowledge, threatened.

          (xxx) Neither the Company nor any of its subsidiaries nor, to the Company's Knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department; and the Company will not directly or indirectly use the proceeds of the offering of the Offered Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by such office.

          (xxxi) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

          (xxxii) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxxiii) The minute books of the Company and each of its subsidiaries have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and Shareholders of the Company and each of its subsidiaries since December 15, 1999 through the date of the latest meeting and action, and (ii) accurately reflect, in all material respects, all transactions referred to in such minutes.

          (xxxiv) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or to be filed as an exhibit to the Registration Statements which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statements are accurate and complete descriptions of such documents in all material respects. Other than as described in the Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice, and the Company does not have Knowledge, of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

          (xxxv) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described.

          (xxxvi) Neither the Company nor any of its subsidiaries own any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Offered Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

          (xxxvii) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Offered Securities.

          (xxxviii) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (xxxix) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the "Sarbanes- Oxley Act") that are then in effect and, with respect to other applicable provisions of the Sarbanes-Oxley Act not currently in effect, the Company is taking such steps to ensure that it will be in compliance with such requirements upon and at all times after the effectiveness thereof.

          (xl)  The Company has taken all necessary actions to ensure that, upon and at all times after the Nasdaq National Market System ("Nasdaq") shall have approved the Offered Securities for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and, with respect to other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect, the Company is taking such steps to ensure that it will be in compliance with such requirements upon and all times after the effectiveness thereof.

          (xli) Neither the Company nor any of its subsidiaries nor, to the best of the Company's Knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

          (xlii) There are no transactions, arrangements or other relationships between or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the Prospectus that have not been described as required.

          (xliii) There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company, except as disclosed in the Prospectus.

        (b)   Each Selling Shareholder (other than the Management Selling Shareholders for the purposes of paragraph (ii) below only), severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

          (i)    Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date (other than those encumbrances created under the Custody Agreement) and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

          (ii)   If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus does not include and will not include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus does not include and will not include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from the Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Shareholder specifically for use therein, which for the purposes hereof the parties agree shall be such parts under the captions "Principal and Selling Shareholders" and "[    ]" specifically of the Registration Statement and Prospectus relating to the Selling Shareholder.

          (iii)  Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (iv)  Such Selling Shareholder has, and on each Closing Date will have, full legal right, power and authority, and all authorization and approval required by law, to enter into the Custody Agreement (the "Custody Agreement") signed by such Selling Shareholder and the Custodian (as defined below) relating to the deposit of the Offered Securities to be sold by such Selling Shareholder and the Power of Attorney ("Power of Attorney") appointing Nooruddin S. Karsan and Donald S. Volk, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys," and each, an "Attorney") to the extent set forth therein and relating to the transactions contemplated hereby.

          (v)   The Power of Attorney and related Custody Agreement with respect to such Selling Shareholder have been duly authorized, executed and delivered by such Selling Shareholder and, assuming due authorization, execution and delivery by the other parties thereto, each constitute valid and legally binding obligations of such Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (vi)  This Agreement has been duly authorized by such Selling Shareholder and, upon the execution and delivery of this Agreement by one of the Attorneys on behalf of such Selling Shareholder in accordance with the Power of Attorney, this Agreement will have been duly executed and delivered by or on behalf of such Selling Shareholder.

          (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by the Custody Agreement or this Agreement in connection with the sale of the Offered Securities to be sold by such Selling Shareholder, except such as have been obtained and made under the Securities Act and such as may be required under state securities laws, the NASD and the Nasdaq National Market in connection with the purchase and distribution of the Offered Securities by the Underwriters or the laws of any foreign jurisdiction in which the Offered Securities to be sold by such Selling Shareholder may be offered or sold and except where the failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

          (viii) The execution, delivery and performance by or on behalf of such Selling Shareholder of the Custody Agreement and this Agreement, and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule or regulation governing transactions of the type herein contemplated or any order applicable to such Selling Shareholder of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of their properties, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets or (B) any material agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject, or (C) the charter or by-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership, the trust agreement of such Selling Shareholder if such Selling Shareholder is a trust or any other constituent documents of such Selling Shareholder, except, in the case of clauses (A) and (B), for such breaches, violations and defaults that, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

          (ix)  Such Selling Shareholder has not taken directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company.

        3.    Purchase, Sale and Delivery of Offered Securities.    On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling

Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $[    ] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse consider in its discretion, in order to avoid fractions) obtained by multiplying [            ] Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto, in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

        Certificates in negotiable form for the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with StockTrans, Inc., as custodian ("Custodian"). Each Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

        The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse drawn to the order of the Custodian in the case of [            ] shares of Firm Securities and the Company in the case of [            ] shares of Firm Securities, at the office of Wilson Sonsini Goodrich & Rosati, P.C., at 10:00 A.M., New York time, on [                        ], or at such other time not later than seven full business days thereafter as Credit Suisse and the Company determine, such time being herein referred to as the "First Closing Date." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as Credit Suisse requests and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

        In addition, upon written notice from Credit Suisse given to the Company and the Selling Shareholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Shareholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Shareholders in Schedule A hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by Credit Suisse to eliminate fractions). Such Optional Securities shall be purchased from each Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by Credit Suisse to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Credit Suisse to the Company and the Selling Shareholders.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by Credit Suisse but shall be no earlier than two full business days and not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit

Suisse drawn to the order of the Custodian, at the office of Wilson Sonsini Goodrich & Rosati. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as Credit Suisse requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at a reasonable time in advance of such Optional Closing Date.

        4.    Offering by Underwriters.    It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

        5.    Certain Agreements of the Company and the Selling Shareholders.    The Company agrees with the several Underwriters and the Selling Shareholders that:

          (a)   The Company has filed or will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b)(1) (or, if applicable and consented to by Credit Suisse, subparagraph (4)) not later than the second business day following the earlier of the date it is first used or the date of this Agreement. The Company has complied and will comply with Rule 433.

          (b)   If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by Credit Suisse, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

          (c)   The Company will advise Credit Suisse promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by Credit Suisse.

          (d)   The Company will advise Credit Suisse promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or any Statutory Prospectus and will not effect such amendment or supplementation without Credit Suisse's consent; such consent to be promptly provided and not to be unreasonably withheld; and the Company will also advise Credit Suisse promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or any Statutory Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (e)   If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be required to be) delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify Credit Suisse of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither Credit Suisse's consent to, nor the Underwriters' delivery of any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (f)    As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (g)   The Company will furnish to the Representatives copies of each Registration Statement (excluding exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as Credit Suisse reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (h)   The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as Credit Suisse designates and will continue such qualifications in effect so long as required for the distribution; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

          (i)    For the period specified below (the "Lock-Up Period"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act (other than a registration statement on Form S-8 to register shares of common stock that are issuable pursuant to the Company's 2000 Stock Option Plan and the 2005 Equity Incentive Plan as in existence on the date hereof and shares of common stock that are issuable upon the exercise of options issued prior to the Company's adoption of the 2000 Stock Option Plan and that are subject to the terms and conditions of the 2000 Stock Option Plan) relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of Credit Suisse; other than (i) the Company's sale of the Offered Securities hereunder, (ii) the issuance of shares of Common Stock, or options or rights to receive Common Stock, pursuant to the Company's 2000 Stock Option Plan and 2005 Equity Incentive Plan as in existence on the date hereof, and (iii) the issuance of Common Stock pursuant to the Company's currently outstanding options and warrants, as described in the Prospectus, all of which issuances shall be made in compliance with the Securities Act and the Rules and Regulations. The initial Lock-Up Period will commence on the date hereof and will continue and include the date 90 days after the date hereof or such earlier date that Credit Suisse consents to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Credit Suisse waives, in writing, such extension. The Company will provide Credit Suisse with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-up Period.

          (j)    The Company agrees with the several Underwriters that the Company will pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Offered Securities and any taxes payable in that connection; (b) the costs incident to the registration of the Offered Securities under the Act; (c) the costs incident to the preparation, printing and distribution to investors or prospective investors of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectuses, and the Prospectus and any amendments and exhibits thereto, the costs of printing, reproducing and distributing the "Agreement Among Underwriters" between the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and this Agreement by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with filings made with the National Association of Securities Dealers; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including up to $5,000 of the related fees and expenses of counsel to the Underwriters); (g) all fees and expenses of the registrar and transfer agent of the Offered Securities; (h) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Offered Securities (including the reasonable costs and expenses of the Underwriters), including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of representatives and officers of the Company, the Underwriters and any such consultants in connection with such road show (such travel and lodging expenses to be subject to the reasonable approval of the Company); and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Offered Securities which they may sell and the expenses of advertising any offering of the Offered Securities made by the Underwriters.

          (k)   Each Selling Shareholder agrees during the Lock-Up Period not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse. The initial Lock-Up Period will commence on the date hereof and will continue and include the date 90 days after the date hereof or such earlier date that Credit Suisse consents to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-up Period, the company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Credit Suisse waives, in writing, such extension.

          (l)    Except as otherwise agreed to by the Company, each of the Selling Shareholders, severally and not jointly, agree with the several Underwriters that such Selling Shareholder will pay all expenses incident to the performance of the obligations of such Selling Shareholder under this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Offered Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants. Notwithstanding the preceding, the Company shall pay the fees and disbursements of counsel and auditors to the extent contemplated by the existing second amended and restated registration rights agreement between the Selling Shareholders and other investors and the Company in connection with the performance of their respective obligations hereunder.

          (m)  Prior to each of the Closing Dates the Company will furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

          (n)   Prior to each of the Closing Dates, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

          (o)   In connection with the offering of the Offered Securities, until Credit Suisse and Cowen shall have notified the Company of the completion of the resale of the Offered Securities, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Offered Securities, or attempt to induce any person to purchase any Offered Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Offered Securities.

          (p)   The Company will not take any action prior to the Option Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 5(e).

          (q)   Until at least the time that the Company is required to file its annual report pursuant to Section 13 of the Exchange Act for the year ending December 31, 2007, the Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act and all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules, each as in effect from time to time.

          (r)   The Company will apply the net proceeds from the sale of the Offered Securities as set forth in the Prospectus under the heading "Use of Proceeds," and the Company will conduct its affairs in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

        Each Selling Shareholder, severally and not jointly, agrees with the several Underwriters that:

          (s)   Credit Suisse and Cowen shall have received lock-up letters, in the form previously agreed upon by the Company and Credit Suisse and Cowen, of each Selling Shareholder.

          (t)    The shares of Offered Securities represented by the certificates held in custody under the Custody Agreement are for the benefit of and coupled with and subject to the interests of the Underwriters and the other Selling Shareholders, and that the arrangement for such custody and the appointment of the Attorneys in Fact are irrevocable; that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity, liquidation or distribution of such Selling Shareholder, or any other event, that if such Selling Shareholder should die or become incapacitated or is liquidated or dissolved or any other event occurs, before the delivery of the Offered Securities hereunder, certificates for the Offered Securities to be sold by such Selling Shareholder shall be delivered on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Attorneys in fact or any of them under the Power of Attorney shall be as valid as if such death, incapacity, liquidation or dissolution or other event had not occurred, whether or not the Custodian, the Attorneys in fact or any of them shall have notice of such death, incapacity, liquidation or dissolution or other event.

          (u)   Such Selling Shareholder will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company.

          (v)   Such Selling Shareholder will deliver to Credit Suisse and Cowen on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person) or such other applicable form or statement specified by Treasury Department regulations in lieu thereof.

        6.    Free Writing Prospectuses.    (a)    The Company represents and agrees that, unless it obtains the prior consent of Credit Suisse, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and Credit Suisse, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405. Any such free writing prospectus consented to by the Company and Credit Suisse is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

          (b)   The Company will prepare a final term sheet relating to the Offered Securities, containing only information that describes the final terms of the Offered Securities and otherwise in a form consented to by Credit Suisse, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Offered Securities. Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement. The Company consents to the use by any Underwriter of a free writing prospectus that contains only (a)(i) information describing the preliminary terms of the Offered Securities or their offering or (ii) information that describes the final terms of the

  Offered Securities or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection or (b) other information that is not "issuer information," as defined in Rule 433.

        7.    Conditions of the Obligations of the Underwriters.    The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

          (a)   The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of BDO Seidman, LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

            (i)    in their opinion the financial statements examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

            (ii)   on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

              (A)  at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

              (B)  for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales, or increase, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net operating loss in the total or per share amounts;

      except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (iii)  they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

        For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery,

"Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its

          (b)   If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by Credit Suisse. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by Credit Suisse. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the Knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

          (c)   Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the Nasdaq, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d)   The Representatives shall have received an opinion, dated such Closing Date, of Pepper Hamilton LLP, counsel for the Company, to the effect that:

            (i)    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, except where the failure to have such power of authority would not have, singularly or in the aggregate, a Material Adverse Effect; and the Company is duly qualified to do business as a foreign corporation in good standing in the jurisdictions set forth beside the Company listed on a schedule to such opinion;

            (ii)   Each subsidiary of the Company set forth on Schedule C (such subsidiaries, collectively, the "U.S. Subsidiaries") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in the jurisdictions set forth beside the U.S. Subsidiaries listed on a schedule to such opinion, except where the failure to have such power or authority or to be so qualified would not have, singularly or in the aggregate, a Material Adverse Effect; all of the issued and outstanding capital stock of the U.S. Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of the U.S. Subsidiaries owned by the Company, directly or through wholly-owned subsidiaries, and except to the extent set forth in the General Disclosure Package and to the knowledge of such counsel are owned free from liens, encumbrances and defects.

            (iii)  The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the Shareholders of the Company have no preemptive rights with respect to the Securities;

            (iv)  There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except to the extent set forth in the General Disclosure Package, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party;

            (v)   The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

            (vi)  No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Selling Shareholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under the Act, the Exchange Act, the NASD, the Nasdaq Stock Market, applicable Blue Sky laws of the states or foreign jurisdictions;

            (vii) The execution, delivery and performance of this Agreement or the Custody Agreement and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any federal, Pennsylvania or New York statute, any rule, regulation or order known to such counsel to be customarily applicable to transactions of the type contemplated by this Agreement, or, to such counsel's knowledge, based upon a search of the dockets of the courts listed on a schedule to such opinion (the "Docket Search"), any order, judgment or decree specifically naming the Company or any of the U.S. Subsidiaries of any governmental agency or body or any court having jurisdiction over the Company or any U.S. Subsidiary or any of their properties, or any agreement or instrument that is filed as an exhibit to the Registration Statement and to which the Company or any U.S. Subsidiary is a party or by which the Company or any U.S. Subsidiary is bound or to which any of the properties of the Company or any U.S. Subsidiary is subject ("Material Contracts"), or the charter or by-laws of the Company or any U.S. Subsidiary;

            (viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus;

            (ix)  This Agreement has been duly authorized, executed and delivered by the Company;

            (x)   The statements in the Prospectus under the heading "Principal and Selling Shareholders," "Description of Capital Stock," "Shares Eligible for Future Sale," and "Certain Material U.S. Federal Tax Considerations for Non-U.S. Holders," to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

            (xi)  The description in the Registration Statement and Prospectus of statutes, legal or governmental proceedings and contracts and other documents fairly summarizes such proceedings, contracts and documents; and to the best of such counsel's knowledge, there are no statutes, legal or governmental proceedings, contracts or other documents of a character required by Regulation S-K to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required;

            (xii) To such counsel's knowledge, neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any Material Contract or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not have a Material Adverse Effect;

            (xiii) Such counsel is not currently representing the Company or any of its subsidiaries in any pending legal or governmental proceeding that would, if determined adversely to the Company or any of its subsidiaries, have a Material Adverse Effect on the Company and its subsidiaries, either singularly or in the aggregate; to such counsel's knowledge after the Docket Search and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect or would reasonably be expected to prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and, to such counsel's knowledge, other than as set forth in the General Disclosure Package, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (xiv) To such counsel's knowledge and limited to the United States, the Company owns or possesses valid and enforceable licenses or other rights to use all patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, trade names, domain names, domain name registrations, copyrights, licenses, inventions, and trade secrets currently used by the Company as referenced in the General Disclosure Package (collectively, the "Intellectual Property"). To such counsel's knowledge and limited to the United States and other than as described in the General Disclosure Package (A) there are no third parties who have any rights in the Intellectual Property that could preclude the Company from conducting its business as currently conducted or as presently contemplated to be conducted as described in the Prospectus, (B) there are no pending or threatened actions, suits, proceedings, investigations or claims by others challenging the rights of the Company or, if the Intellectual Property (other than third party "off the shelf" software) is licensed to the Company, in respect of any third party licensor, and (C) the Company has not and, to the extent any Intellectual Property (other than third party "off the shelf" software) is licensed to the Company, no third party licensor has, infringed, or received any notice of infringement of or conflict with, any rights of others with respect to such Intellectual Property;

            (xv) The Registration Statements, as of the respective effective dates and the General Disclosure Package, as of its date, and any further amendments or supplements thereto, as of their respective dates (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and

            (xvi) To such counsel's knowledge, except as set forth in the Prospectus, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statements or otherwise in connection with the offering and sale of the Offered Securities as contemplated by this Agreement, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

          (e)   Each of Lawrence Graham LLP and R & A Associates shall have furnished to the Representatives such counsel's written opinion, as foreign counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

          (f)    The Representatives shall have received (i) on or prior to the date hereof, the opinion contemplated in the Power of Attorney executed and delivered by each Selling Shareholder and (ii) an opinion, dated such Closing Date, of each counsel for the Third-Party Shareholders, in the form attached hereto as Exhibit I and (iii) an opinion, dated such Closing Date, of Pepper Hamilton, LLP, counsel to the Manager Shareholders, in the form attached hereto as Exhibit II.

          (g)   The Representatives shall have received from Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR"), counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, WSGR may rely as to the incorporation of the Company and all other matters governed by Pennsylvania law upon the opinion of Pepper Hamilton LLP referred to above.

          (h)   The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their Knowledge, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

          (i)    The Representatives shall have received a letter, dated such Closing Date, of BDO Seidman, LLP, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (j)    On or prior to the date of this Agreement, the Representatives shall have received lock-up letters, in the form previously agreed upon by the Company and Credit Suisse and Cowen, of each Selling Shareholder and each of the executive officers and directors; provided, however, that the Selling Shareholders shall not be prohibited from selling shares of Common Stock to the underwriters pursuant to this Agreement.

          (k)   The Custodian will deliver to Credit Suisse a letter stating that they will deliver to each Selling Shareholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

          (l)    Each Selling Shareholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Shareholders) shall have furnished to the Representatives on the Closing Date a certificate, dated the such date, signed by, or on behalf of, the Selling Shareholder stating that the representations, warranties and agreements of the

  Selling Shareholder contained herein are true and correct as of the Closing Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to the Closing Date.

          (m)  The Selling Shareholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents set forth above as the Representatives reasonably request. Credit Suisse may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

        8.    Indemnification and Contribution.    (a) The Company, the Management Selling Shareholders and Kenexa Technology, Inc., Kenexa Technologies Private Limited, Kenexa Limited and Webhire, Inc. (the "Principal Subsidiaries"), jointly and severally, will indemnify and hold harmless each Underwriter, its partners, members, directors officers and its affiliates and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company, the Management Selling Shareholders, and the Principal Subsidiaries will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company, the Management Selling Shareholders, and the Principal Subsidiaries by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, that the liability of a Management Selling Shareholder pursuant to this subsection (a) shall not exceed the aggregate gross proceeds received after underwriting commissions and discounts, but before expenses, from the sale of Offered Securities by such Management Selling Shareholder pursuant to this Agreement (with respect to each Selling Shareholder, such amount being referred to herein as such Selling Shareholder's "Net Proceeds").

          (b)   The Third-Party Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its partners, members, directors officers and its affiliates and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided further, that each Third-Party Selling Shareholder will be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance on and in conformity with written information relating to such Third-Party Selling Shareholder that is furnished to the Company by such Third-Party Selling Shareholder specifically and expressly for use therein, it being understood and agreed that such information includes, without limitation, the information relating to such Selling Shareholder in the Registration Statement under the caption "Principal and Selling Shareholders"; provided further, that the liability of a Third-Party Selling Shareholder pursuant to this subsection (b) shall not exceed such Selling Shareholder's Net Proceeds.

          (c)   Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [    ] paragraph under the caption "Underwriting."

          (d)   Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (e)   If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Principal Subsidiaries and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Principal Subsidiaries and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Principal Subsidiaries and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Principal Subsidiaries and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Subsidiaries and the Selling Shareholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Each Third-Party Selling Shareholder's obligation to contribute as provided in this Section 8(e) is several in proportion to the respective number of shares of Offered Securities to be sold by such Selling Shareholder.

          (f)    The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

        9.     Default of Underwriters.    If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, Credit Suisse and Cowen may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to Credit Suisse and Cowen, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

        10.   Survival of Certain Representations and Obligations.    The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 6(c), the Company and the Selling Shareholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

        11.   Notices.    All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, Cowen & Co., LLC 1221

Avenue of the Americas, New York, NY 10020 Attention: Equity Capital Markets (Fax: 646-562-1249), with a copy to the same address, Attention: Legal Department (Fax: 212-278-7053) or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 650 East Swedesford Road, Wayne, PA 19087 Attention: Donald Volk, Chief Financial Officer (Fax: 610-971-2435), or, if sent to the Selling Shareholders or any of them, will be mailed, delivered or telegraphed and confirmed to such Selling Shareholder at the address set forth on Schedule A hereto; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

        12.   Successors.    This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        13.   Representation.    The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by Credit Suisse and Cowen will be binding upon all the Underwriters. The Attorneys will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by any Attorney will be binding upon all the Selling Shareholders.

        14.   Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        15.   Absence of Fiduciary Relationship.    The Company and the Selling Shareholders acknowledge and agree that:

          (a)   The Representatives have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Shareholders, on the one hand, and the Representatives, on the other, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company or the Selling Shareholders on other matters;

          (b)   the price of the Offered Securities set forth in this Agreement was established by the Company and the Selling Shareholders following discussions and arms-length negotiations with the Representatives, and the Company and the Selling Shareholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

          (c)   they have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Selling Shareholders and that the Representatives have no obligation to disclose such interests and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship; and

          (d)   they waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Shareholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Shareholders, including Shareholders, employees or creditors of the Company.

        16.   Applicable Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours,
SELLING SHAREHOLDERS
By
Name:
Title:	Attorney-in-Fact
As Attorney-in-Fact Acting on Behalf of Each of the Selling Shareholders Named on Schedule A Hereto.
KENEXA CORPORATION a Pennsylvania corporation
By
Name:
Title:
KENEXA TECHNOLOGY, INC. a Pennsylvania corporation
By
Name:
Title:
WEBHIRE, INC. a Delaware corporation
By
Name:
Title:
KENEXA TECHNOLOGIES PRIVATE LIMITED a company incorporated under the Indian Companies Act, 1956
By
Name:
Title:

KENEXA LIMITED a company incorporated in England and Wales
By
Name:
Title:

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC
COWEN & CO., LLC
CIBC WORLD MARKETS, CORP.
WILLIAM BLAIR CAPITAL PARTNERS
JMP SECURITIES LLC
NEEDHAM & CO., LLC
BOENNING & SCATTERGOOD, INC

By	CREDIT SUISSE SECURITIES (USA) LLC
By
Name:
Title:
By	By COWEN & CO., LLC
By
Name:
Title:
Acting on behalf of themselves and as the Representatives of the several Underwriters

SCHEDULE A

Selling Shareholder	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold

Total

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased
Credit Suisse Securities (USA) LLC
Cowen & Co., LLC
William Blair Capital Partners
CIBC World Markets, Corp.
JMP Securities LLC
Needham & Co., LLC
Boenning & Scattergood, Inc

Total

SCHEDULE C

1.
Kenexa Technology, Inc.

2.
Devon Royce, Inc.

3.
Kenexa Care, Inc.

4.
Nextworx Inc.

5.
Webhire Inc.

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[Number of Shares] KENEXA CORPORATION Common Stock UNDERWRITING AGREEMENT
SCHEDULE A
SCHEDULE B
SCHEDULE C